SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20006

                                   FORM 8-KSB

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                  March 30, 2000
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                                ECB BANCORP, INC
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             (Exact name of registrant as specified in its charter)

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
          North Carolina                           0-24753                            56-2090738
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   (State or other jurisdiction               (Commission File                      (IRS Employer
          of corporation)                          Number)                        Identification No.
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                                  35080 US 264
                                  P. O. Box 337
                         Engelhard, North Carolina 27824
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                    (Address of principal executive offices)

 Registrant's telephone number, including area code        (252) 925-9411
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events

         On March 30, 2000, ECB Bancorp, Inc., announced that its Board of Directors has authorized management to repurchase shares of Bancorp's outstanding common stock. The Board's authorization extends for a period of one year and for up to 5% of Bancorp's outstanding shares. A copy of the Company's press release is attached as Exhibit 99 to this Report.

Item 7.  Exhibits

         The following exhibits are attached to this Report:

         Exhibit Number                             Description
------------------------------       -------------------------------------------
               99                    Copy of ECB Bancorp, Inc.'s March 30, 2000,
                                     press release.







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ECB Bancorp, Inc.



                                           By:  /s/ Arthur H. Keeney, III
                                           -------------------------------------
                                           Arthur H. Keeney, III
                                           President and Chief Executive Officer

Dated:   March 30, 2000




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                                     [LOGO]
                               ECB BANCORP, INC.
                                      ECB

                                 PRESS RELEASE

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CONTACT: Gary M. Adams/Chief Financial Officer
         (252) 925-9111, extension 2209
         FAX-(252) 925-8491

March 30, 2000

FOR IMMEDIATE RELEASE

         ECB BANCORP, INC. APPROVES STOCK REPURCHASE

         ENGELHARD, NC - ECB Bancorp, Inc. ("Bancorp") reported today that its Board of Directors has authorized management to repurchase shares of Bancorp's outstanding common stock. The Board's authorization extends for a periods of one year and for up to 5% of Bancorp's outstanding shares.

         Arthur H. Keeney III, ECB Bancorp's President and Chief Executive Officer stated that "the market prices of financial institution stocks in general began to decline during 1999. With the market price of Bancorp's common stock at levels below what we've seen in recent years, the Board of Directors has authorized management to repurchase shares, on the open market or in private transactions, when doing so would, in management's judgement, be in the Company's best interest."


   ECB Bancorp, Inc. is the parent holding company of The East Carolina Bank.